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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               September 20, 1999
                Date of Report (Date of earliest event reported)




                             MSX INTERNATIONAL, INC.
                            (Exact name of registrant
                          as specified in its charter)

          DELAWARE                    333-49821                  38-3323099
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)




                    275 REX BOULEVARD AUBURN HILLS, MICHIGAN
                    (Address of principal executive offices)

                                      48326
                                   (Zip Code)

                                 (248) 299-1000
              (Registrant's telephone number, including area code)




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ITEM 5.  OTHER EVENTS

On September 20, 1999, MSX International, Inc. issued a press release announcing the acquisition of Chelsea Computer Consultants, Inc. from Staff Builders, Inc. Chelsea Computer Consultants, Inc., with annual revenue in excess of $22 million, is a leading provider of information technology professionals in the areas of application development, networking, database design, enterprise and data modeling, and hardware engineering. Established in 1993, Chelsea Computer Consultants, Inc. is headquartered in New York, New York and provides consulting and staff augmentation services to customers located in North America. A copy of the press release is attached to this Form 8-K as Exhibit 99.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      EXHIBITS

         99  Press Release issued by MSX International, Inc. on September 20,
             1999.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated:  September 27, 1999

MSX INTERNATIONAL, INC.


By:  /s/Frederick K. Minturn
     ----------------------------
     Frederick K. Minturn
     Executive Vice President, Chief Financial Officer



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                                 Exhibit Index


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Exhibit No.                  Description


     99                      Press Release issued by MSX International, Inc.
                             on September 20, 1999.

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